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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 20, 2002

                                 EXELIXIS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-30235               04-3257395
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 (State or other jurisdiction      (Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)


                                 170 Harbor Way
                                  P.O. Box 511
                          South San Francisco, CA 94083
          (Address of principal executive offices, including zip code)
                                  (650) 837-7000
              (Registrant's telephone number, including area code)

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ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS
(i) Exhibits
Exhibit 99.1 Press release entitled "Exelixis Announces Fourth Quarter and Year End Financial Results", dated March 20, 2002.

ITEM  9.  REGULATION  FD  DISCLOSURE

On March 20, 2002, Exelixis, Inc. (the "Company") issued a press release announcing fourth quarter and year end financial results. A copy of such press release is furnished pursuant to Item 9 as Exhibit 99.1 hereto and is incorporated by reference herein.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 20, 2002

                                 Exelixis,  Inc.

                                 /s/  Glen  Y.  Sato
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                                 Glen  Y.  Sato
                                 Chief  Financial  Officer,  Vice  President,
                                 Legal  Affairs  and Secretary
                                (Principal  Financial  and  Accounting  Officer)
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